UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2008

VWR Funding, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	333-124100	56-2445503
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1310 Goshen Parkway P.O. Box 2656 West Chester, PA	19380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 431-1700

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure

On November 6, 2008, VWR Funding, Inc. issued a press release announcing that members of its senior management will have a conference call on Thursday, November 13, 2008 at 9:00 a.m. (Eastern Time) to discuss the company’s financial results for the quarter ended September 30, 2008.  A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated November 6, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR Funding, Inc.

Date: November 6, 2008	By:	/s/ Gregory L. Cowan

Name: Gregory L. Cowan
Title: Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release, dated November 6, 2008

4